FFA P1 P2 P4 09/19

SUPPLEMENT DATED SEPTEMBER 12, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2019 OF

FRANKLIN ALLOCATION VIP fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 1 prospectus is replaced with the following:

II. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 2 prospectus is replaced with the following:

III. The “Fund Summary – Average Annual Total Returns” table on page FFA-S8 in the Fund’s Class 4 prospectus is replaced with the following:

Please keep this supplement with your prospectus for future reference.